                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                ================================================================

                              WARRANT AGREEMENT

                                   Between

                            CHART INDUSTRIES, INC.

                                    and

                           THE HOLDERS PARTY HERETO

                        Dated as of September 30, 2002

                ================================================================

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I  DEFINITIONS AND ACCOUNTING MATTERS..................................1
         SECTION 1.01.  Definitions............................................1
         SECTION 1.02.  Terms Generally........................................7
         SECTION 1.03.  Accounting Terms and Determinations....................8

ARTICLE II  PURCHASE AND SALE OF WARRANTS......................................8
         SECTION 2.01.  Authorization and Issuance of Warrant Stock and
         Warrants..............................................................8
         SECTION 2.02.  Issuance of Warrants...................................8
         SECTION 2.03.  Purchase for Initial Holders' Account..................9
         SECTION 2.04.  Securities Act Compliance..............................9
         SECTION 2.05.  Listing...............................................10

ARTICLE III  REPRESENTATIONS AND WARRANTIES...................................10
         SECTION 3.01.  Existence; Qualification..............................10
         SECTION 3.02.  No Breach.............................................10
         SECTION 3.03.  Corporate Action......................................10
         SECTION 3.04.  Approvals.............................................11
         SECTION 3.05.  Investment Company Act................................11
         SECTION 3.06.  Public Utility Holding Company Act....................11
         SECTION 3.07.  Capitalization........................................11
         SECTION 3.09.  Litigation............................................12
         SECTION 3.10.  Brokers...............................................12
         SECTION 3.11.  SEC Documents; Financial Statements...................13

ARTICLE IV  RESTRICTIONS ON TRANSFERABILITY...................................13
         SECTION 4.01.  Transfers Generally...................................13
         SECTION 4.02.  Transfers of Restricted Securities Pursuant to
         Registration Statement and Exemptions................................13
         SECTION 4.03.  Restrictive Legends...................................13
         SECTION 4.04.  Termination of Restrictions...........................14
         SECTION 4.05.  Dispositions of Warrants and Warrant Stock............15
         SECTION 4.06.  Provisions Applicable to Regulated Holders............15
         SECTION 4.07.  Provisions Applicable to Related Persons..............15

ARTICLE V  ADJUSTMENTS OF STOCK UNITS.........................................17
         SECTION 5.01.  Subdivisions and Combinations.........................17
         SECTION 5.02.  Issuance of Common Stock..............................18
         SECTION 5.03.  Issuance of Other Securities, Rights or Obligations...18
         SECTION 5.04.  Superseding Adjustment................................19
         SECTION 5.05.  Other Provisions Applicable to Adjustments............20

                                      (i)

         SECTION 5.06.  Merger, Consolidation or Disposition of Assets........21
         SECTION 5.07.  Other Action Affecting Common Stock...................21
         SECTION 5.08.  Exclusions from Adjustment............................21
         SECTION 5.09.  Notice of Adjustments.................................22
         SECTION 5.10.  Notice of Certain Corporate Action....................22

ARTICLE VI  REGISTRATION RIGHTS...............................................23
         SECTION 6.01.  Demand and Piggyback Registrations....................23
         SECTION 6.02.  Hold-Back Agreements; Cutbacks........................25
         SECTION 6.03.  Registration Procedures...............................27
         SECTION 6.04.  Registration Expenses.................................30
         SECTION 6.05.  Indemnification.......................................31
         SECTION 6.06.  No Other Registration Rights..........................33

ARTICLE VII  TAG-ALONG SALE...................................................33
         SECTION 7.01.  Tag-Along Rights......................................33
         SECTION 7.02.  Procedures............................................35
         SECTION 7.03.  Amendment of Article VII..............................35

ARTICLE VIII  HOLDERS' RIGHTS.................................................35
         SECTION 8.01.  Delivery Expenses.....................................36
         SECTION 8.02.  Taxes.................................................36
         SECTION 8.03.  Replacement of Instruments............................36
         SECTION 8.04.  Indemnification.......................................36
         SECTION 8.05.  Inspection Rights.....................................37

ARTICLE IX  OTHER COVENANTS OF THE ISSUER.....................................37
         SECTION 9.01.  Financial Statements, Etc.............................37
         SECTION 9.02.  Related Party Transactions............................38
         SECTION 9.03.  Restrictions on Performance...........................38
         SECTION 9.04.  Modification of Other Equity Documents................38
         SECTION 9.05.  Reservation and Authorization of Common Stock.........38
         SECTION 9.06.  Notice of Expiration Date.............................39
         SECTION 9.07.  Documentation of Subsequent Warrants..................39

ARTICLE X  MISCELLANEOUS......................................................39
         SECTION 10.01.  Waiver...............................................40
         SECTION 10.02.  Notices..............................................40
         SECTION 10.03.  Expenses, Etc........................................40
         SECTION 10.04.  Amendments, Etc......................................40
         SECTION 10.05.  Successors and Assigns...............................41
         SECTION 10.06.  Survival.............................................41
         SECTION 10.07.  Specific Performance.................................41
         SECTION 10.08.  Captions.............................................41
         SECTION 10.09.  Counterparts.........................................41

                                      (ii)

         SECTION 10.10.  Governing Law........................................41
         SECTION 10.11.  Severability.........................................41
         SECTION 10.12.  Entire Agreement.....................................42
         SECTION 10.13.  Rights of Holders of Warrants........................42

SCHEDULES
---------

Schedule 2.02         -    Allocation of Warrants
Schedule 3.07(a)      -    Existing Convertible Securities and Options
Schedule 3.07(b)      -    Existing Registration Rights

ANNEXES
-------

Annex 1               -    Form of Warrant
Annex 2               -    Form of Assignment
Annex 3               -    Form of Joinder Agreement

                                      (iii)

                  WARRANT AGREEMENT dated as of September 30, 2002 between CHART INDUSTRIES, INC., a company duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), and each Person named under the caption "INITIAL HOLDERS" on the signature pages hereof (each an "Initial Holder" and, collectively, the "Initial Holders").

                  WHEREAS, the Issuer, certain of its subsidiaries and the Initial Holders (or their respective affiliates) are parties to a Credit Agreement dated as of April 12, 1999 (as amended and in effect, the "Credit Agreement"; references to the Credit Agreement herein shall apply whether or not the Credit Agreement is then in force and without regard to amendments thereto unless such amendments thereto have been consented to by the Required Holders), providing, subject to the terms and conditions thereof, for the extension of credit by the Initial Holders (or such affiliates) to the Issuer.

                  WHEREAS, pursuant to the requirements of Section 6.12 of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer has agreed to issue one or more Warrants (as hereinafter defined) to each Initial Holder providing for the purchase of shares of Common Stock (as hereinafter defined), in the manner hereinafter provided.

             NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                     DEFINITIONS AND ACCOUNTING MATTERS
                     ----------------------------------

                  SECTION 1.01.  Definitions.   As used in this Agreement, the
following terms shall have the following meanings:

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Board" means the Board of Directors of the Issuer.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain close.

                  "Commission" means the Securities and Exchange Commission or any other similar or successor agency of the federal government administering the Securities Act and/or the Exchange Act.

                              Warrant Agreement
                              -----------------

                  "Common Stock" means the Issuer's Common Stock, par value $.01 per share, as constituted on the Issuance Date and any stock into which such Common Stock may thereafter be converted or changed, and also shall include any other stock of the Issuer of any other class, which is not preferred as to dividends or assets over any other class of any other stock of the Issuer. References herein and in the Warrants to the Common Stock outstanding "on a fully diluted basis" at any time means the number of shares of Common Stock then issued and outstanding, assuming full conversion, exercise and exchange of all Convertible Securities and "in the money" Options (as of the relevant date of determination) that are exchangeable for, or exercisable or convertible into, Common Stock, including the Warrants. All references to Common Stock herein shall be subject to appropriate adjustment by reason of any stock dividend, split, reverse split, combination, recapitalization or any similar corporate transaction.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" shall have meanings correlative thereto.

                  "Convertible Securities" means evidences of indebtedness, interests or other securities or rights which are exchangeable for or exercisable or convertible into shares of Common Stock either immediately or upon the arrival of a specified date or the occurrence of a specified event, but shall not include Options.

                  "Credit Agreement" has the meaning specified in the recital of this Agreement.

                  "Current Market Value" means, on any date, (i) the average of the daily market prices for each day during the 10 consecutive trading days ending on the last trading day prior to such date or (ii) if the applicable securities are not publicly traded or are not registered under the Exchange Act, the fair value of such securities as reasonably determined in good faith by the Board. The market price for each such Business Day shall be the last sale price on such day as reported in the Consolidated Transaction Reporting System or as reported for such day by The Wall Street Journal, as applicable, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case in which such price is not available, the average of the closing bid and asked prices quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets.

                  "Current Warrant Price" means, as at any date, the amount per share of Common Stock equal to the quotient resulting from dividing the Exercise Price per Stock Unit in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

                  "Demand Notice" has the meaning specified in Section 6.01(a).

                              Warrant Agreement
                              -----------------

                  "Demand Registration" has the meaning specified in Section 6.01(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Exercise Price" has the meaning specified in the form of the Warrant attached as Annex 1.

                  "Expiration Date" has the meaning specified in the form of the Warrant attached as Annex 1.

                  "Financial Statements" has the meaning specified in Section 3.11.

                  "GAAP" means generally accepted accounting principles, consistently applied throughout the specified period.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory, monetary or administrative powers or functions of or pertaining to government.

                  "Holder" means any Person (including, without limitation, each Initial Holder) who acquires Warrants or Warrant Stock pursuant to the provisions of this Agreement, including any transferees of Warrants or Warrant Stock, and any successor thereto; provided that a holder of Warrants or Warrant Stock purchased pursuant to an effective registration statement, pursuant to Rule 144 or pursuant to any other sale of securities in a public trading market shall not be deemed a Holder. No Person shall be a Holder unless a Warrant has been effectively assigned to such Person.

                  "Immediate Family" means, with respect to any Person who is a natural person, such Person's children, siblings and parents, but only if such child, sibling or parent lives in such Person's home.

                  "Indemnified Party" has the meaning specified in Section 6.05(c).

                  "Indemnifying Party" has the meaning specified in Section 6.05(c).

                  "Initial Holder" has the meaning specified in the preamble of this Agreement.

                  "Issuance Date" means September 30, 2002.

                              Warrant Agreement
                              -----------------

                  "Issuer" has the meaning specified in the preamble of this Agreement.

                  "Joinder Agreement" has the meaning specified in Section 7.01(c).

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loans" has the meaning assigned to such term in the Credit Agreement.

                  "Losses" has the meaning specified in Section 6.05(a).

                  "NASD" means the National Association of Securities Dealers.

                  "Notes" means the promissory notes of the Issuer issued pursuant to the Credit Agreement.

                  "NYSE" means the New York Stock Exchange.

                  "Option" means any warrant, option or other right to subscribe for or purchase shares of Common Stock.

                  "Option Plans" means any stock option plan, stock grant plan, restricted stock plan, stock bonus plan, stock purchase, stock option or employment arrangement or any other equity compensation arrangement approved from time to time by the Board.

                  "Other Equity Documents" means the certificate of incorporation of the Issuer, the by-laws of the Issuer and any other instrument or document of organization or governance of the Issuer.

                  "Other Holder" means any Person who acquires Other Warrants or Other Warrant Stock, including any transferees of Other Warrants or Other Warrant Stock; provided that a holder of Other Warrants or Other Warrant Stock purchased pursuant to an effective registration statement, pursuant to Rule 144 or pursuant to any other sale of securities in a public trading market shall not be deemed an Other Holder.

                  "Other Warrant" and "Other Warrants" means (i) the warrants to purchase Common Stock issued pursuant to the Warrant Agreement dated as of June 28, 2002 between the Issuer and the holders party thereto and (ii) the warrants to purchase Common Stock, if any, issued by the Issuer after the date hereof in accordance with Section 6.12 of the Credit Agreement and pursuant to the documentation contemplated by Section 9.07.

                              Warrant Agreement
                              -----------------

                  "Other Warrant Stock" means all shares of Common Stock issuable from time to time upon exercise of the Other Warrants.

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Piggyback Notice" has the meaning specified in Section
6.01(a).

                  "Piggyback Registration" has the meaning specified in Section 6.01(a).

                  "Principal Shareholder" means, at any time, any Shareholder which either alone or together with its Related Parties owns 20% or more of the Common Stock on a fully diluted basis.

                  "Registration Expenses" has the meaning specified in Section 6.04.

                  "Related Parties" means (a) with respect to any Person who is a natural person, (i) such Person's spouse, any member of such Person's Immediate Family and any trust or similar arrangement for the benefit of such Person, such Person's spouse or any member of such Person's Immediate Family and
(ii) any other Person (other than the Issuer or any of its Subsidiaries or any Person organized for charitable purposes) that is not a natural person and of which such Person owns or controls at least 20% of the voting equity interests, and (b) with respect to any Person who is not a natural person, any Subsidiary or Affiliate of such Person (other than the Issuer or any of its Subsidiaries or any Person organized for charitable purposes); provided that "Related Parties" shall not include any employee benefit plan.

                  "Related Person" has the meaning specified in Section 4.07.

                  "Required Holders" means the holders of a majority of the sum of (a) Warrant Stock issued or issuable upon exercise of the Warrants and held by the Holders and (b) Other Warrant Stock issued or issuable upon exercise of the Other Warrants and held by Other Holders. For purposes of giving notices, waivers and consents hereunder, holders of Warrants shall be deemed holders of the Warrant Stock issued on exercise thereof and holders of Other Warrants shall be deemed holders of the Other Warrant Stock issued on exercise thereof.

                  "Restricted Certificate" means a certificate for Warrant Stock or Warrants bearing or required to bear the restrictive legend set forth in
Section 4.03.
                  "Restricted Securities" means Restricted Warrant Stock and Restricted Warrants.

                  "Restricted Warrants" means Warrants evidenced by a Restricted Certificate.

                              Warrant Agreement
                              -----------------

                  "Restricted Warrant Stock" means Warrant Stock evidenced by a Restricted Certificate.

                  "Revolving Credit Loan" has the meaning assigned to such term in the Credit Agreement.

                  "Rights Agreement" means the Rights Agreement, dated as of May 1, 1998, as amended, between the Issuer and National City Bank, as rights agent.

                  "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

                  "Rule 144A" means Rule 144A promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

                  "SEC Documents" has the meaning specified in Section 3.11.

                  "Securities" means the Common Stock and any other equity securities of the Issuer of any kind or class.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Seller" has the meaning specified in Section 6.01(a).

                  "Seller Notice" has the meaning specified in Section 6.01(a).

                  "Shareholder" means any Person who directly or indirectly owns any shares of Common Stock (including Warrant Stock issued upon exercise of a Warrant).

                  "Stock Unit" means one share of Common Stock, as such Common Stock is constituted on the date hereof, and thereafter means such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property as shall result from the adjustments specified in Article V.

                  "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than

                              Warrant Agreement
                              -----------------

50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Tag-Along Participation Notice" has the meaning specified in
Section 7.02.

                  "Tag-Along Sale" has the meaning specified in Section 7.01(a).

                  "Tag-Along Sale Notice" has the meaning specified in Section 7.02.

                  "Tag-Along Seller" has the meaning specified in Section
7.01(a).

                  "Term Loans" has the meaning assigned to such term in the Credit Agreement.

                  "underwritten registration" or "underwritten offering" means a registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

                  "Warrant" and "Warrants" means the Warrants issued by the Issuer pursuant to this Agreement as of September 30, 2002, evidencing rights to purchase up to an aggregate of 1,353,531 Stock Units (which Warrants (together with the Other Warrants and Other Warrant Stock issued before the date hereof) represent, as of September 30, 2002, 7% in the aggregate of the outstanding shares of Common Stock on a fully diluted basis), and all Warrants issued upon transfer, division or combination of, or in substitution for, any such Warrants issued pursuant to this Agreement.

                  "Warrant Stock" means all shares of Common Stock, as constituted on the Issuance Date, issuable from time to time upon exercise of the Warrants.

                  SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person (other than a Holder) shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits, Annexes and Schedules shall be construed to refer to Articles and Sections of, and

                              Warrant Agreement
                              -----------------

Exhibits, Annexes and Schedules to, this Agreement or the Warrant, as the case may be, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.03. Accounting Terms and Determinations. Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holders hereunder shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise may be expressly provided herein) be made by application of GAAP.

                                 ARTICLE II

                        PURCHASE AND SALE OF WARRANTS

                  SECTION 2.01. Authorization and Issuance of Warrant Stock and Warrants. The Issuer has authorized: (a) the issuance of Warrants evidenced by warrant certificates in the form of Annex 1; and (b) the issuance of such number of shares of Common Stock as shall be necessary to permit the Issuer to comply with its obligations to issue shares of Common Stock pursuant to the Warrants.

                  SECTION 2.02. Issuance of Warrants. As of September 30, 2002, in satisfaction of the Issuer's obligations under Section 6.12(a)(ii) of the Credit Agreement:

                  (a) the Issuer shall issue to each Initial Holder (or its Affiliate or nominee), for no additional consideration, a Warrant evidencing the right to purchase such number of Stock Units as is set forth opposite the name of such Initial Holder (or its Affiliate or nominee) on Schedule 2.02;

                  (b) the Issuer shall deliver to each Initial Holder a single certificate for the Warrants issued pursuant to clause (a) above, registered in the name of such Initial Holder, except that, if any Initial Holder shall notify the Issuer in writing prior to such issuance that it desires certificates for such Warrants to be issued in other denominations or registered in the name or names of any Affiliate, nominee or nominees of such Initial Holder (other than a Related Person), then the certificates for such Warrants shall be issued to such Initial Holder in the denominations and registered in the name or names specified in such notice (and each such Affiliate or nominee shall be deemed a Holder); and

                              Warrant Agreement
                              -----------------

                  (c) the Issuer shall deliver to the Initial Holders a legal opinion from counsel to the Issuer, addressed to the Initial Holders and in form and substance satisfactory to JPMorgan Chase Bank.

                  SECTION 2.03. Purchase for Initial Holders' Account. Each Initial Holder represents and warrants to the Issuer as follows:

                  (a) Such Initial Holder is acquiring the Warrants and the Warrant Stock for investment for its own account, without a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, all without prejudice, however, to the right of such Initial Holder at any time, in accordance with this Agreement, lawfully to sell or otherwise to dispose of all or any part of the Warrants or the Warrant Stock held by it.

                  (b) Such Initial Holder (i) is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act and
         (ii) is in a financial position to hold the Warrant to be issued to it hereunder and the Warrant Stock relating thereto for an indefinite time and is able to bear the economic risk and withstand a complete loss of its investment in the Issuer.

                  (c) All documents, records or books pertaining to this investment have been made available for inspection by such Initial Holder, its attorneys and/or its accountants. Such Initial Holder understands that such Initial Holder and/or its representatives have had the opportunity to ask questions of, and receive answers from, the Issuer or one or more persons acting on the Issuer's behalf concerning the offering of the Warrants and the Warrant Stock and the business of the Issuer and all such questions have been answered to such Initial Holder's full satisfaction.

                  (d) Such Initial Holder is not the "beneficial owner", either alone or together with its "affiliates" or "associates" (as those terms are defined in the Exchange Act), of 5% or more of the outstanding shares of Common Stock as constituted on the Issuance Date.

                  SECTION 2.04. Securities Act Compliance. Such Initial Holder understands that the Issuer has not registered the Warrants or the Warrant Stock under the Securities Act or applicable state securities laws, and such Initial Holder agrees that neither the Warrants nor the Warrant Stock shall be sold or transferred or offered for sale or transfer without registration or qualification under the Securities Act or applicable state securities laws or the availability of an exemption therefrom, all as more fully provided in
Article IV, and such Initial Holder understands that the Warrants and the Warrant Stock will bear a legend to such effect and the Issuer will make a notation on its transfer books to such effect.

                              Warrant Agreement
                              -----------------

                  SECTION 2.05. Listing. Prior to the issuance of Warrant Stock upon the exercise of a Warrant, the Issuer shall use best efforts to secure the listing of such shares of Warrant Stock upon each of the national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon the exercise of such Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Warrant Stock from time to time issuable upon the exercise of a Warrant; and the Issuer shall use best efforts to so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Issuer issuable upon the exercise of a Warrant if and so long as shares of the same class shall be so listed on such national securities exchange or automated system.

                                 ARTICLE III

                       REPRESENTATIONS AND WARRANTIES
                       ------------------------------

                  The Issuer represents and warrants as follows:

                  SECTION 3.01. Existence; Qualification. The Issuer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Issuer is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in every jurisdiction where the failure to be so qualified would have a material adverse effect on the business, financial condition, operations, assets, prospects, liabilities or capitalization of the Issuer and has all requisite corporate power and authority to transact its business as now conducted in all such jurisdictions.

                  SECTION 3.02. No Breach. Assuming the truth and accuracy of the Initial Holders' representation contained in Section 2.03(d), the execution, delivery and performance of this Agreement and the Warrants by the Issuer and the consummation by it of the transactions contemplated hereby and thereby will not (a) violate the certificate of incorporation or by-laws or any other instrument or document of organization or governance of the Issuer, (b) violate, or result in a breach of or default under, any other material instrument or agreement to which the Issuer is a party or is bound, (c) violate any judgment, order, injunction, decree or award against or binding upon the Issuer, (d) result in the creation of any material Lien upon any of the properties or assets of the Issuer, or (e) (assuming the truth and accuracy of the Initial Holders' representations contained in Sections 2.03 and 2.04) violate any law, rule or regulation relating to the Issuer.

                  SECTION 3.03. Corporate Action. Assuming the truth and accuracy of the Initial Holders' representation contained in Section 2.03(d), the Issuer has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the

                              Warrant Agreement
                              -----------------

Warrants; the execution, delivery and performance by the Issuer of this Agreement and the Warrants have been duly authorized by all necessary action (including all Shareholder action) on the part of the Issuer; this Agreement and the Warrants being issued on the date hereof have been duly executed and delivered by the Issuer and constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or law); the Warrant Stock covered by the Warrants has been duly and validly authorized and reserved for issuance and shall, when paid for, issued and delivered in accordance with the Warrants, be duly and validly issued, fully paid and nonassessable and free and clear of any Liens (other than those imposed by applicable securities laws); and none of the Warrant Stock issued pursuant to the terms hereof will be in violation of any preemptive rights of any Shareholder.

                  SECTION 3.04. Approvals. Assuming the truth and accuracy of the Initial Holders' representation contained in Section 2.03(d), except (a) in connection with the registration of the Warrant Stock pursuant to Article VI or
(b) for any necessary stock exchange approvals, no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person (except for Persons who are Principal Shareholders or Related Parties thereof who shall be required to enter into a Joinder Agreement on or after the date of execution of this Agreement) are necessary for the execution, delivery or performance by the Issuer of this Agreement or the Warrants or for the validity or enforceability thereof. Any such action required to be taken as a condition to the execution and delivery of this Agreement, or the execution, issuance and delivery of the Warrants, has been duly taken by all such Governmental Authorities or other Persons, as the case may be.

                  SECTION 3.05. Investment Company Act. The Issuer is not an "investment company", or a company "controlled by" an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  SECTION 3.06. Public Utility Holding Company Act. The Issuer is not a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.
                  SECTION 3.07. Capitalization. (a) As of the date hereof, the authorized capital stock of the Issuer consists of 60,000,000 shares of Common Stock, par value $.01 per share, and 1,000,000 shares of Preferred Stock, par value $.01 per share, of which 25,244,152 shares of Common Stock have been issued and are outstanding (and 122,348 shares of Common Stock are held in treasury). Except (i) for the Warrants issued hereunder, (ii) as set forth in
Schedule 3.07(a) and (iii) Section 6.12 of the Credit Agreement, the Issuer does not have outstanding any Convertible Securities or Options exercisable or convertible into or exchangeable for any

                              Warrant Agreement
                              -----------------
interests or other equity rights of the Issuer, nor does it have outstanding any agreements providing for the issuance of, or any commitments to issue, any Convertible Securities or Options.

                  (b) Other than this Agreement, Section 6.12 of the Credit Agreement, the Warrant Agreement dated as of June 28, 2002 between the Issuer and the holders party thereto or as set forth in Schedule 3.07(b), there is not in effect on the date hereof any agreement by the Issuer pursuant to which any holders of debt or equity securities of the Issuer have a right to cause the Issuer to register such securities under the Securities Act. None of the agreements listed on Schedule 3.07(b) contains any provision that conflict or are inconsistent with the rights granted under Article VI.

                  (c) Except for this Agreement, there is not in effect on the date hereof any agreement by the Issuer or any of its Shareholders that (i) restricts the transferability of the Warrants and/or the Warrant Stock (whether or not in connection with a transfer of the Loans), (ii) restricts the transferability of the right of the Holder in this Agreement to any transferee of all or a portion of the Holder's Warrants and/or Warrant Stock, or (iii) requires any consent or other approval of any Person to the exercise of the Warrant by the Holder or the issuance of Warrant Stock upon such exercise.

                  SECTION 3.08. Private Offering. Assuming the truth and accuracy of the Initial Holders' representations and warranties contained in Sections 2.03 and 2.04, the issuance and sale of the Warrants to the Holders hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act.

                  SECTION 3.09. Litigation. (a) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer or any of its Subsidiaries before any Governmental Authority seeking to enjoin the transactions contemplated by this Agreement or the Warrants or that involve this Agreement or the transactions contemplated herein.

                  (b) Except for the matters disclosed in Schedule IV to the Credit Agreement or the SEC Documents, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a material adverse effect on the business, assets, liabilities, operations, material contracts, prospects or condition, financial or otherwise, of the Issuer and its Subsidiaries taken as a whole.

                  SECTION 3.10. Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Issuer directly with the Initial

                              Warrant Agreement
                              -----------------

Holders without the intervention of any Person on behalf of the Issuer in such manner as to give rise to any valid claim by any Person against the Initial Holders or any other Holder for a finder's fee, brokerage commission or similar payment.

                  SECTION 3.11. SEC Documents; Financial Statements. The Issuer has filed in a timely manner all documents that the Issuer was required to file since January 1, 2000 with the Commission under Sections 13, 14(a) and 15(d) of the Exchange Act. As of their respective filing dates, all documents filed by the Issuer since January 1, 2000 with the Commission (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Issuer included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with GAAP and fairly present the consolidated financial position of the Issuer and its Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to the lack of full footnote disclosure and to normal, recurring adjustments).

                                 ARTICLE IV

                       RESTRICTIONS ON TRANSFERABILITY

                  SECTION 4.01. Transfers Generally. The Restricted Securities shall be transferable only upon the conditions specified in this Article IV and in Article VI, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Restricted Securities.

                  SECTION 4.02. Transfers of Restricted Securities Pursuant to Registration Statement and Exemptions. The Restricted Securities may be offered or sold by the Holder thereof pursuant to an effective registration statement under the Securities Act and applicable state securities laws or a valid exemption therefrom (including, without limitation, to the extent applicable, Rule 144 or Rule 144A and applicable exemptions from state securities laws).

                  SECTION 4.03. Restrictive Legends. Unless and until otherwise permitted by this Article IV, each certificate for the Warrants issued under this Agreement, each certificate for any Warrants issued to any subsequent transferees of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                              Warrant Agreement
                              -----------------

                  "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF SEPTEMBER 30, 2002 (THE "WARRANT AGREEMENT") BETWEEN CHART INDUSTRIES, INC., A DELAWARE CORPORATION (THE "ISSUER"), AND THE HOLDERS PARTY THERETO FROM TIME TO TIME AS MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH RESTRICTIONS HAVE LAPSED OR BEEN FULFILLED, RELEASED OR WAIVED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

                  SECTION 4.04. Termination of Restrictions. All of the restrictions imposed by this Article IV upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and applicable state securities laws and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold under and pursuant to paragraph (k) of Rule 144. Whenever the restrictions imposed by this Article IV shall terminate as to any Restricted Security as hereinabove provided, the Holder thereof shall, upon written request, be entitled to receive from the Issuer, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security, provided that the Holder thereof shall have furnished the Issuer with such certificates and opinions as the Issuer shall have reasonably requested.

                              Warrant Agreement
                              -----------------

                  SECTION 4.05. Dispositions of Warrants and Warrant Stock. (a) Subject to compliance with the Securities Act, applicable state securities laws and the requirement as to placement of a legend on certificates for Restricted Securities specified in Section 4.03, any Holder shall have the right to transfer any or all of its Restricted Securities to any Person. The Person to which Restricted Securities are transferred pursuant to the immediately preceding sentence shall be deemed to be a Holder of such Restricted Securities and bound by the provisions of this Agreement applicable to the Holders so long as such Person continues to own any of the Restricted Securities so transferred to it.

                  (b) In connection with any transfer of any Warrant, the Holder shall surrender such Warrant to the Issuer, together with a written assignment of such Warrant duly executed by the Holder hereof or such Holder's agent or attorney-in-fact. Such written assignment shall be in the form of the Assignment attached as Annex 2. Upon such surrender and receipt by the Issuer of a written agreement, in form reasonably satisfactory to the Issuer, of the assignee agreeing to be bound by this Agreement to the same extent as such Holder was so bound, the Issuer shall execute and deliver a new Warrant or Warrants in the name of the assignee and in the denominations specified in such instrument of assignment, and the original Warrant shall promptly be canceled.

                  (c) Any Warrant may be exchanged for other Warrants of the same series upon presentation to the Issuer, together with a written notice specifying the denominations in which new Warrants are to be issued, signed by the Holder thereof. The Issuer shall execute and deliver a new Warrant or Warrants to such Holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Issuer shall pay all expenses and other charges (including taxes, to the extent required by Section 8.02) payable in connection with the preparation, issuance, delivery, transfer or exchange of the Warrants.

                  (d) The Issuer shall maintain books for the registration and transfer of the Warrants, and shall allow each Holder of Warrants to inspect such books at such reasonable times as such Holder shall request.

                  SECTION 4.06. Provisions Applicable to Regulated Holders. (a) Notwithstanding anything in this Agreement or the Warrants to the contrary, no Holder that is subject to the provisions of 12 USC 24 (Seventh) or a similar provision of state law or any regulation that generally limits the ability of a bank to own equity interests of another Person, or that is subject to Regulation Y of the Board of Governors of the Federal Reserve System (or any successor regulation thereto) ("Regulation Y") or that is affiliated with any entity subject to the provisions of Regulation Y (if such Affiliate directly or indirectly holds securities of the Issuer) (any such Holder being referred to herein as a "Regulated Holder") and no transferee of such Regulated Holder may exercise the Warrants for a number of shares of Warrant Stock that would permit such Regulated Holder, together with its Affiliates and transferees, to own or control a number of shares of Warrant Stock greater than that permitted by applicable law including

                              Warrant Agreement
                              -----------------

Regulation Y (and, for purposes of this restriction, a reasoned opinion of counsel to such Holder and reasonably acceptable to the Issuer based on facts and circumstances deemed appropriate by such counsel to the effect that such Holder may lawfully own or control such number of shares shall be conclusive).

                  (b) The Issuer shall not, without 15 days' prior written notice to each Holder, directly or indirectly, purchase, redeem, retire or otherwise acquire any shares of Common Stock if, as a result of such purchase, redemption, retirement or other acquisition and after giving effect to the exercise of all outstanding Warrants, a Holder, together with its Affiliates, shall own or control, or shall be deemed to own or control, in the aggregate a greater number of securities of any kind issued by the Issuer than are permitted under applicable law, including Regulation Y.

                  (c) In the event of any underwritten public offering of Restricted Securities in which a Regulated Holder is participating, the Issuer shall provide reasonable assistance to the underwriter in ensuring that any Warrants or Warrant Stock sold by such Holder are widely disseminated.

                  (d) In the event that a Regulated Holder determines that there is a Regulatory Problem (as defined below), the Issuer agrees to use commercially reasonable efforts to take all such actions as are within its control and reasonably required by such Regulated Holder in order (i) to effectuate and facilitate any transfer by any Regulated Holder (or any of its Affiliates) of any Warrant or Warrant Stock then held by such Regulated Holder to any Person designated by such Regulated Holder and (ii) to permit such Regulated Holder (or any of its Affiliates) to exchange all or a portion of any voting security then held by it on a share-for-share basis for shares of a non-voting security of the Issuer, which non-voting security shall convey equivalent economic benefits to those of such Warrants or Warrant Stock and include equivalent anti-dilution protection and otherwise shall be identical in all respects to the voting security exchanged for it, except that it shall be non-voting and shall be convertible into a voting security on such terms as are required by such Regulated Holder in light of regulatory considerations then prevailing. Such actions may include, but shall not necessarily be limited to, entering into such additional agreements, adopting such amendments to the certificate of incorporation and bylaws of the Issuer subject to required Shareholder approvals and taking such additional actions as are reasonably requested by any Regulated Holder in order to effectuate the intent of the foregoing. For purposes of this Agreement, a "Regulatory Problem" means any set of facts or circumstances wherein it has been asserted by any Governmental Authority (or any Regulated Holder believes that there is a substantial risk of such assertion) that any Regulated Holder is not entitled to hold, or exercise any significant right with respect to, any Warrant or Warrant Stock held by it. Any exchange referred to in clause (ii) above shall occur as soon as reasonably practicable but in any event within 60 days after written notice by the affected Regulated Holder to the Issuer (or such earlier date if required to comply with applicable law so long as such Regulated Holder has provided reasonable prior notice of such date to the Issuer).

                              Warrant Agreement
                              -----------------

                  (e) At the request of the Issuer, at the time of the exercise of any Warrant by any Holder such Holder shall notify the Issuer in writing as to (i) whether such Holder is a Regulated Holder and (ii) if such Holder is a Regulated Holder, the aggregate amount of Common Stock, Convertible Securities and Options then owned or controlled by such Holder and its Affiliates, provided that any failure or delay by any Holder in providing such notification shall not affect in any way the obligations of the Issuer hereunder or with respect to any Warrant or Warrant Stock.

                  SECTION 4.07. Provisions Applicable to Related Persons. Notwithstanding any other provision of this Agreement or a Warrant, no Holder may exercise a Warrant (or any substitute security issued under Section 4.06(d)) if such Holder is then the "beneficial owner", either alone or together with its "affiliates" and "associates" (as those terms are defined in the Exchange Act), of 5% or more of the then outstanding shares of Common Stock as constituted on the Issuance Date (a "Related Person"), unless (a) such transaction is approved by the Shareholders in accordance with Article VI of the Issuer's certificate of incorporation or (b) the Issuer's certificate of incorporation previously has been amended to remove such Article and its requirements. If reasonably requested by such Related Person in writing, and subject to applicable fiduciary duties of the Board, the Issuer will use commercially reasonable efforts to secure the approval of the Shareholders to such exercise under such Article at the next regularly scheduled Shareholder meeting of the Issuer, provided that such Related Person provides all information to the Issuer about such Related Person and such transaction reasonably required under the Exchange Act to be included in the Issuer's proxy statement for such meeting and, if required, consents to the inclusion of such information in such proxy statement.

                                  ARTICLE V

                         ADJUSTMENTS OF STOCK UNITS

                  SECTION 5.01. Subdivisions and Combinations. If at any time the Issuer shall:

                  (a)  pay a dividend or other distribution of Common Stock;

                  (b) subdivide or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then immediately after the occurrence of any such event the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted so as to equal the number of shares of Warrant Stock which each Holder would have been entitled to receive with respect to such Stock Unit if such Holder had exercised the Warrant immediately prior to the occurrence of such event (or, in the case of any such dividend or distribution, immediately prior to the record date therefor).

                              Warrant Agreement
                              -----------------

                  SECTION 5.02. Issuance of Common Stock. In case at any time the Issuer (i) shall issue or sell shares of Common Stock and (ii) the consideration per share of Common Stock to be paid upon such issuance or sale is less than the Current Market Value per share of Common Stock in effect on the date of such issuance or sale, then the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to the date of such issuance or sale by a fraction (not to be less than one) (A) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock outstanding after giving effect to such issuance or sale and (y) the Current Market Value per share of Common Stock determined immediately prior to the date of such issuance or sale and (B) the denominator of which shall be equal to the sum of (x) the product of (1) the number of shares of Common Stock outstanding immediately prior to the date of such issuance or sale and (2) the Current Market Value per share of Common Stock determined immediately prior to the date of such issuance or sale and (y) the aggregate consideration to be received by the Issuer for the total number of shares of Common Stock to be issued or sold. Aggregate consideration for purposes of the preceding clause (B)(y) shall be determined as follows: in case any shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer therefor (without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith). In case any shares of Common Stock shall be issued or sold for a consideration other than cash payable to the Issuer, the consideration received therefor shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board (without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith). In case any shares of Common Stock shall be issued in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the assets of such merged corporation as the Board shall reasonably determine to be attributable to such shares of Common Stock.

                  SECTION 5.03. Issuance of Other Securities, Rights or Obligations. In case at any time the Issuer (i) shall issue or sell options to purchase or rights to subscribe for Common Stock or securities directly or indirectly convertible into or exchangeable for Common Stock (or options or rights with respect to such securities) and (ii) the consideration per share for which Common Stock is deliverable upon exercise of such options or rights or conversion or exchange of such securities (determined by dividing (x) the total amount received or receivable by the Issuer in consideration of such issuance or sale, plus the aggregate amount of consideration (if any) payable to the Issuer upon such exercise, conversion or exchange, by (y) the total number of shares of Common Stock necessary to effect the exercise, conversion or exchange of all such options, rights or securities) shall be less than the Current Market Value per share of Common Stock in effect on the date of such issuance or sale, then the number of shares of Warrant Stock

                              Warrant Agreement
                              -----------------
comprising a Stock Unit shall be adjusted on the date of such issuance or sale to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to the date of such issuance or sale by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of (A) the total number of shares of Common Stock outstanding after giving effect to the exercise, conversion or exchange of all such options, rights or securities to be issued in such transaction and (B) the Current Market Value per share of Common Stock determined immediately before such date and (ii) the denominator of which shall be equal to the sum of (A) the product of (1) the total number of shares of Common Stock outstanding immediately prior to the date of such issuance or sale and (2) the Current Market Value per share of the Common Stock determined immediately prior to the date of such issuance or sale and (B) the aggregate consideration per share (determined as set forth in subsection (ii)(x) and (y) above) for which Common Stock is deliverable upon exercise, conversion or exchange of such options, rights or securities. Aggregate consideration for purposes of the preceding clause (B) shall be determined as follows: In case any options, rights or convertible or exchangeable securities (or options or rights with respect thereto) shall be issued or sold, or exercisable, convertible or exchangeable for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer (determined as set forth in subsection (ii)(x) and (y) above) therefor (without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith). In case any such options, rights or securities shall be issued or sold, or exercisable, convertible or exchangeable for a consideration other than cash payable to the Issuer, the consideration received therefor (determined as set forth in subsection (ii)(x) and (y) above) shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board (without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith). In case any such options, rights or securities shall be issued or sold, or exercisable, convertible or exchangeable in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the assets of such merged corporation as the Board shall reasonably determine to be attributable to such options, rights or securities.

                  SECTION 5.04. Superseding Adjustment. If at any time after any adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall have been made on the basis of the issuance of any options or rights, or convertible or exchangeable securities (or options or rights with respect to such securities) pursuant to Section 5.03:

                  (a) the options or rights shall expire prior to exercise or the right to convert or exchange any such securities shall terminate; or

                              Warrant Agreement
                              -----------------

                  (b) the consideration per share for which shares of Common Stock are issuable pursuant to the terms of such options or rights or convertible or exchangeable securities shall be increased or decreased, other than under or by reason of provisions designed to protect against dilution, such previous adjustment shall be rescinded and annulled, and thereupon a recomputation shall be made of the effect of such options or rights or convertible or exchangeable securities with respect to shares of Common Stock on the basis of:

                           (A) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such options, rights or securities as having been issued on the date or dates of such exercise, conversion or exchange and for the aggregate consideration actually received and receivable therefor, and

                           (B)    treating any such options, rights or
                                  securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the aggregate consideration per share for which shares of Common Stock are issuable upon exercise, conversion or exchange of such options, rights or securities.

To the extent called for by the foregoing provisions of this Section 5.04 on the basis aforesaid, a new adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall be made in accordance with Section 5.03, determined using the Current Market Value as determined at the time of the previous adjustment, which new adjustment shall supersede the previous adjustment so rescinded and annulled. If the exercise, conversion or exchange price provided for in any such option, right or security shall decrease at any time under or by reason of provisions designed to protect against dilution and there has been no anti-dilution adjustment under this Article V related to the same event, then in the case of the delivery of shares of Common Stock upon the exercise, conversion or exchange of any such option, right or security, the Stock Unit purchasable upon the exercise of a Warrant shall forthwith be adjusted (using a weighted average basis in accordance with the formula set forth in Section 5.03 and using the Current Market Value as determined at the time of initial issuance or sale thereof) in the manner which would have been obtained had the adjustment made upon issuance of such option, right or security been made upon the basis of the issuance of (and the aggregate consideration received for) the shares of Common Stock delivered as aforesaid.

                  SECTION 5.05. Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Stock comprising a Stock Unit:

                              Warrant Agreement
                              -----------------

                  (a) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Issuer (other than to the Holders hereunder) shall be deemed to be an issuance thereof for purposes of this Article V.

                  (b) In computing adjustments under this Article V, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                  (c) If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof, abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  SECTION 5.06. Merger, Consolidation or Disposition of Assets. If the Issuer shall merge or consolidate with another Person, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another Person and pursuant to the terms of such merger, consolidation or disposition of assets, cash, shares of common stock or other securities of the successor or acquiring Person, or property of any nature is to be received by or distributed to the holders of Common Stock, then each outstanding Warrant shall automatically (effective as of the consummation of such merger, consolidation or sale, transfer or disposition), without any further action on the part of the Holder thereof, be converted into the right to receive (whether or not such Holder exercises such Warrant) the amount of cash or other consideration it would have been entitled to receive if such Holder had exercised such Warrant (to the extent not previously exercised) immediately prior to the occurrence of such merger, consolidation, sale, transfer or disposition, net of the aggregate exercise price of such Warrant, and such Warrant shall thereupon be deemed to have been exercised and be canceled.

                  SECTION 5.07. Other Action Affecting Common Stock. If at any time or from time to time the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections of this Article V or an action taken in the ordinary course of the Issuer's business and consistent with past practice, then, unless in the reasonable opinion of the Board such action will not have a material adverse effect upon the rights of the Holders of the Warrants, the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted in such manner and at such time as the Board shall in good faith determine to be equitable in the circumstances.

                  SECTION 5.08. Exclusions from Adjustment. Anything to the contrary herein notwithstanding, no adjustment to the number of shares of Warrant Stock comprising a Stock Unit shall be made as a result of, or in connection with, the issuance of (a) any Common Stock, Convertible Security or Option pursuant to an Option Plan or any Common Stock or Convertible Securities issuable or issued upon the conversion, exchange or exercise of any such Convertible

                              Warrant Agreement
                              -----------------

Security or Option (so long as the issuance, conversion, exchange or exercise price for such Common Stock, Convertible Security or Option is not less than the closing price for the Common Stock on the date of grant or the next preceding trading day on which a trade occurred), (b) any Common Stock issued pursuant to the Issuer's Amended and Restated 1997 Stock Bonus Plan as in effect on the date hereof, (c) any Common Stock or other securities pursuant to the exercise, conversion or exchange of Convertible Securities or Options outstanding on the Issuance Date and listed in Schedule 3.07(a), (d) any Common Stock, Convertible Securities or Options pursuant to any merger transaction involving the Issuer or any of its Subsidiaries or as consideration for the acquisition by the Issuer or any of its Subsidiaries of the capital stock or assets of any other Person (or any securities issued upon exercise or conversion thereof), (e) any rights to purchase securities issued with respect to each share of Common Stock pursuant to the Rights Agreement or (f) any Other Warrants or any Common Stock or other securities issued upon the exercise or conversion of the Warrants or the Other Warrants.

                  SECTION 5.09. Notice of Adjustments. Whenever the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted pursuant to this Agreement, the Issuer shall forthwith obtain a certificate signed by the Issuer's chief financial officer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the number of shares of Warrant Stock comprising a Stock Unit, after giving effect to such adjustment. The Issuer shall promptly cause a signed copy of such certificate to be delivered to each Holder. The Issuer shall keep at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of Warrants designated by any Holder.

                  SECTION 5.10. Notice of Certain Corporate Action. If the Issuer shall propose (i) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock; (ii) to offer to all holders of its Common Stock rights to subscribe for or to purchase any additional shares of its Common Stock (or options or rights with respect thereto) (other than rights under the Rights Agreement); (iii) to effect any reclassification of its Common Stock; (iv) to effect any capital reorganization;
(v) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its assets; (vi) to effect the liquidation, dissolution or winding up of the Issuer; or (vii) to take any other action which would require an adjustment to the number of shares of Warrant Stock comprising a Stock Unit to be made in accordance with this Article V, then, in each such case, the Issuer shall give to each Holder of Warrants a notice of such proposed action as soon as reasonably practicable prior to the date of the relevant transaction, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or rights offer, or the date on which such reclassification, issuance, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the

                              Warrant Agreement
                              -----------------

Common Stock, and the number of shares of Warrant Stock which will comprise a Stock Unit after giving effect to any adjustment which will be required as a result of such action. The failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend, distribution, right, option, warrant, reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up, or the vote upon any such action.

                                  ARTICLE VI

                             REGISTRATION RIGHTS

                  SECTION 6.01. Demand and Piggyback Registrations. (a) Either
(i) upon receipt of notice (a "Demand Notice") from the Holders and/or Other Holders of at least 25% of the sum of (I) the Warrant Stock issued or issuable upon exercise of the Warrants (for which purpose, Holders of Warrants shall be deemed holders of the Warrant Stock issued on exercise thereof) and (II) the Other Warrant Stock issued or issuable upon exercise of the Other Warrants (for which purpose, Other Holders of Other Warrants shall be deemed holders of the Other Warrant Stock issued on exercise thereof) given at any time requesting that the Issuer effect the registration of such Warrant Stock and Other Warrant Stock held by such Holders and/or Other Holders, or (ii) whenever the Issuer gives notice (a "Piggyback Notice") that it proposes to effect the registration of all or any part of the Common Stock under the Securities Act (except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto) (whether for its own account or for the benefit of Shareholders other than holders of the Warrants, the Warrant Stock, Other Warrants or Other Warrant Stock), the Issuer shall promptly, and in any event at least 20 days prior to the effective date of the proposed registration statement, give written notice of such proposed registration to all Holders and Other Holders. Each Holder or Other Holder that wishes to register its Warrant Stock or Other Warrant Stock, as the case may be, in such registration (each, a "Seller") shall, within 15 days after receipt of such notice from the Issuer, deliver to the Issuer a notice (a "Seller Notice") stating that such Seller wishes to participate therein and setting forth the number of shares of Warrant Stock or Other Warrant Stock that such Seller desires to include in such registration. The Issuer thereupon shall, subject to Section 6.01(b) as expeditiously as practicable, use its best efforts to effect the registration under the Securities Act of such Warrant Stock and Other Warrant Stock (any such registration effected or undertaken pursuant to a Demand Notice being herein referred to as a "Demand Registration" and any such registration of Warrant Stock or Other Warrant Stock effected in connection with a Piggyback Notice being herein referred to as a "Piggyback Registration"); provided that (w) the Issuer shall not be required to effect more than three Demand Registrations (and each Demand Registration effected under the registration rights of the Other Holders evidenced by the agreements under which the Other Warrants are issued shall be considered a Demand Registration for purposes of the limitation set forth in this clause (w)), (x) there shall be no limit on the number of Piggyback Registrations, (y) no Demand Registration or Piggyback Registration shall be available hereunder at any time after the fifth anniversary of

                              Warrant Agreement
                              -----------------
the Issuance Date and (z) the Issuer shall not be required to honor a request for a Demand Registration pursuant to which a registration statement would be declared effective prior to the expiration of 120 days following the last effective date of any previous registration statement pursuant to Section 6.01(a) (or pursuant to a comparable provision in an agreement under which Other Warrants are issued). In the event that (i) the amount of securities proposed to be sold by Sellers pursuant to a Demand Notice shall be reduced pursuant to Section 6.02(a) to an amount which is less than 75% of the amount of securities originally proposed to be sold by Sellers, or (ii) any Demand Notice shall be withdrawn by the Holders and Other Holders originally giving such Demand Notice at any time prior to the filing by the Issuer of a preliminary registration statement in connection with such Demand Notice, then, in such event, no right to a Demand Registration shall be deemed to have been exercised or forfeited and such Demand Notice shall not operate to reduce the Issuer's obligation to effect Demand Registrations on the terms provided herein.

                  (b) The Issuer may defer the filing (but not the preparation) of a registration statement required by Section 6.01(a)(i) until a date not later than 105 days after the date of the Demand Notice if at the time the Issuer receives the Demand Notice, (i) the Issuer is conducting or is actively pursuing a public offering of equity securities, (ii) the Issuer or any of its Subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement, and the Board determines in good faith that such disclosure would be materially detrimental to the Issuer and its Shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities or (iii) the Board determines in good faith that there is a valid business purpose or reason for delaying filing. A deferral of the filing of a registration statement pursuant to this Section 6.01(b) shall be lifted, and the requested registration statement shall be filed forthwith, if the event which resulted in such deferral is terminated (or, in the case of negotiations of the type referred to in clause (ii) above, such negotiations are disclosed). In order to defer the filing of a registration statement pursuant to this Section 6.01(b), the Issuer shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Seller a certificate signed by an executive officer of the Issuer setting forth a statement of the reason for such deferral and an approximation of the anticipated delay, which information the Sellers shall treat as confidential. Within 20 days after receiving such certificate, Sellers holding a majority in interest of the Warrant Stock and Other Warrant Stock for which registration was previously requested may withdraw such request by giving notice of such withdrawal to the Issuer; if withdrawn, the Demand Notice shall be deemed not to have been made for all purposes of this Agreement. The Issuer may not invoke its right to defer the filing of a registration statement under this Section 6.01(b) more than once in any twelve-month period.

                  (c) Neither the Issuer nor any of its security holders (other than holders of the Warrants, the Warrant Stock, the Other Warrants or the Other Warrant Stock) shall have the right to include any of the Issuer's securities in a registration statement to be filed as part of a Demand Registration unless (i) such securities are of the same class or series as the securities covered by

                              Warrant Agreement
                              -----------------
such registration statement and (ii) if such Demand Registration is an underwritten offering, the Issuer or such security holders, as applicable, agree in writing to sell, subject to Section 6.02, their securities on the same terms and conditions as apply to the securities being sold. If any security holders of the Issuer (other than holders of the Warrants, the Warrant Stock, the Other Warrants or the Other Warrant Stock) register securities in a Demand Registration in accordance with this Section 6.01(c), such holders shall pay the fees and expenses of their own counsel and their pro rata share, on the basis of the respective amounts of the securities included in such registration on behalf of each such security holder, of the expenses to be paid pursuant to
Section 6.04 if such expenses are not paid by the Issuer for any reason.

                  (d) If a Demand Registration involves an underwritten offering, the Issuer shall have the right to select the investment banker(s) and managing underwriter(s) to administer such offering, which investment banker(s) or managing underwriter(s), as the case may be, shall be reasonably acceptable to the holders of at least 50% of the Warrant Stock and Other Warrant Stock to be included in such Demand Registration.

                  SECTION 6.02. Hold-Back Agreements; Cutbacks. (a) Each holder of Warrant Stock or Other Warrant Stock that is covered by a registration statement filed pursuant to Section 6.01 agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Issuer of the same class as the securities included in such registration statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 15-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such registration statement, to the extent timely notified in writing by the Issuer or the managing underwriters; provided that such holders of Warrant Stock and Other Warrant Stock shall be subject to the hold-back restrictions of this
Section 6.02(a) (i) only once during any twelve-month period and (ii) unless such underwriter(s) otherwise agree, only if each holder of equity securities of the Issuer which is a party to a registration rights agreement with the Issuer entered into on or after the date hereof, and each holder of equity securities purchased from the Issuer (which is party to a registration rights agreement with the Issuer entered into) at any time after the date of this Agreement (other than in a public offering), shall have agreed, to the extent permitted by law, not to effect any such public sale or distribution of such securities (including a sale under Rule 144), during such period, except as part of such underwritten registration.

                  The foregoing provisions shall not apply to any Holder of Warrant Stock or Other Holder of Other Warrant Stock if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided that such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Warrant Stock or Other Warrant Stock held by such holder and covered by a registration statement commencing on the date of sale of the Warrant Stock or Other Warrant Stock, as the

                              Warrant Agreement
                              -----------------
case may be, unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters.

                  (b) The Issuer agrees not to effect any public or private offer, sale or distribution of any of its equity securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends, including a sale pursuant to Regulation D under the Securities Act (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Issuer or any subsidiary of the Issuer or the acquisition by the Issuer or a subsidiary of the Issuer of the capital stock or substantially all the assets of any other Person or in connection with any employee stock option or other benefit plan), during the 10-day period prior to, and during the 90-day period beginning with, the effectiveness of a registration statement filed under Section 6.01 to the extent timely notified in writing by any Holder of Warrant Stock, any Other Holder of Other Warrant Stock or the managing underwriters in an underwritten offering (except as part of such offering if permitted, or pursuant to registrations on Forms S-4 or S-8 or any successor form to such registration Forms).

                  (c) In connection with any registration hereunder in which more than one security holder has a right to request registration of its Common Stock, in the event that such registration involves an underwritten offering and the managing underwriter or underwriters participating in such offering advise the security holders participating in such offering that the total number of shares of Common Stock to be included in such offering exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of Common Stock), then the total number of shares of Warrant Stock, Other Warrant Stock and all other shares of Common Stock which have registration rights with respect to such registration to be offered for the account of all security holders shall be reduced to a number deemed satisfactory by such managing underwriter or underwriters, provided that the shares of Common Stock to be excluded shall be determined in the following sequence: there shall be excluded
(i) first, shares of Common Stock held by security holders of the Issuer requesting and legally entitled to include such shares of Common Stock in such registration pursuant to a "piggyback" registration (other than the holders of Warrant Stock and/or Other Warrant Stock), on a pro rata basis (based upon the number of shares of Common Stock requested (or proposed) to be registered by each such holder, (ii) second, to the extent requesting to be included pursuant to a Piggyback Registration, Warrant Stock and Other Warrant Stock, on a pro rata basis (based upon the number of shares of Warrant Stock and Other Warrant Stock requested to be included in such registration), (iii) third, shares of Common Stock held by security holders of the Issuer requesting and legally entitled to include such shares of Common Stock in such registration pursuant to a "demand" registration (other than the holders of Warrant Stock and/or Other Warrant Stock), on a pro rata basis (based upon the number of shares of Common Stock requested (or proposed) to be registered by each such holder and (iv) fourth, to the extent requesting to be included pursuant to a Demand Registration, Warrant Stock and Other Warrant Stock, on a pro rata basis (based upon the number of shares of Warrant Stock and Other Warrant Stock requested to be included in such registration).

                              Warrant Agreement
                              -----------------

                  SECTION 6.03. Registration Procedures. If and whenever the Issuer is required by the provisions of Section 6.01(a)(i) or, with respect to subsections (d), (g), (h), (i), (j), (k) and (n) of this Section 6.03, by the provisions of Section 6.01(a)(i) or 6.01(a)(ii), to use its best efforts to effect the registration of any of its securities under the Securities Act, the Issuer shall, as expeditiously as possible,

                  (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of not less than 90 days to permit the sale of such securities in accordance with the plan of distribution chosen by the Seller or Sellers and the underwriter, if any;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

                  (c) promptly notify each Seller and the underwriter or underwriters, if any:

                           (i) when such registration statement or any
                  prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                           (ii) of any written comments from the Commission with
                  respect to any filing referred to in clause (i) above and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

                           (iii) of the notification to the Issuer by the
                  Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

                           (iv) of the receipt by the Issuer of any notification
                  with respect to the suspension of the qualification of any securities for sale under the applicable securities or blue sky laws of any jurisdiction;

                  (d) furnish to each Seller such registration statement and of each amendment and supplement thereto (including all exhibits and documents incorporated by reference therein) and such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as

                              Warrant Agreement
                              -----------------
         such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

                  (e) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as each Seller shall reasonably request, and do such other reasonable acts and things as may be requested of it to enable such Seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Issuer shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not otherwise required to be so qualified;

                  (f) use its best efforts to cause the securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Seller or Sellers thereof to consummate the disposition of such securities;

                  (g) notify each Seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Issuer's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made (upon receipt of which each Seller agrees to forthwith cease making offers and sales of such securities pursuant to such prospectus and to deliver to the Issuer any copies of such prospectus then in the possession of such Seller), and at the request of any such Seller promptly prepare and furnish to such Seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (h) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with one of the first three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

                              Warrant Agreement
                              -----------------

                  (j) use its best efforts to list such securities on any securities exchange on which the Common Stock is then listed, or, if not so listed, on a national securities exchange, if the listing of such securities is then permitted under the rules of such exchange;

                  (k) provide a transfer agent and registrar for all the securities covered by such registration statement not later than the effective date of such registration statement;

                  (l) enter into such agreements and take such other actions as the Seller or Sellers shall reasonably request in order to expedite or facilitate the disposition of such securities;

                  (m) obtain an opinion from the Issuer's counsel and a "cold comfort" letter from the Issuer's independent public accountants in customary form and covering such matters as the Seller or Sellers shall reasonably request;

                  (n) make available for inspection by any Seller of securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Issuer, and cause all of the Issuer's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

                  (o) permit any Seller of securities covered by such registration statement to require the insertion therein of material, furnished to the Issuer in writing, which in the reasonable judgment of such Seller should be included.

If any such registration or comparable statement refers to any Seller by name or otherwise as the holder of any securities of the Issuer, then such Seller shall have the right to require (x) the insertion therein of language, in form and substance satisfactory to such Seller, to the effect that the holding by such Seller of such securities is not to be construed as a recommendation by such Seller of the investment quality of the Issuer's securities covered thereby and that such holding does not imply that such Seller will assist in meeting any future financial requirements of the Issuer, or (y) in the event that such reference to such Seller by name or otherwise is not required by the Securities Act or the Commission, the deletion of the reference to such Seller.

                  The Issuer may require each Seller of securities to, and each such Seller, as a condition to including securities in such registration, shall, furnish the Issuer with such information and affidavits regarding such Seller and the distribution of such securities as the Issuer may from time to time reasonably request in writing in connection with such registration. No Seller may participate in any underwritten registration hereunder unless such Seller

                              Warrant Agreement
                              -----------------

(x) agrees to sell such Seller's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

                  Each Seller of securities agrees that upon receipt of any notice from the Issuer of the happening of any event of the kind described in
Section 6.03(g), such Seller will forthwith discontinue such Seller's disposition of securities pursuant to the registration statement relating to such securities until such Seller's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.03(g) and, if so directed by the Issuer, will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such Seller's possession of any prospectus relating to such securities at the time of receipt of such notice.

                  SECTION 6.04. Registration Expenses. All expenses incident to the Issuer's performance of or compliance with this Article VI, including without limitation all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NYSE or NASD, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters, if any, or selling holders in connection with blue sky qualifications of the Warrant Stock and Other Warrant Stock and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority of the Warrant Stock and the Other Warrant Stock being sold may reasonably designate, provided that the Holders and the Other Holders collectively shall be entitled to reimbursement for only one counsel in connection with each registration), (iii) printing expenses (including expenses of printing certificates for the Warrant Stock and the Other Warrant Stock in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) fees and disbursements of counsel for the Issuer and customary out of pocket expenses and fees paid by issuers to the extent provided for in an underwriting agreement or otherwise (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Warrant Stock and Other Warrant Stock, transfer taxes or legal expenses of any Person other than the Issuer and the selling holders), (v) the cost of securities acts liability insurance if the Issuer so desires and (vi) fees and expenses of other Persons retained by the Issuer (all such expenses being herein called "Registration Expenses") will be borne by the Issuer regardless of whether the Registration Statement becomes effective. Each holder of Warrant Stock and Other Warrant Stock will pay any fees or disbursements of counsel to such holder and all underwriting discounts and commissions and transfer taxes, if any, and other fees, costs and expenses of such holder (other than Registration Expenses) relating to the sale or disposition of such holder's Warrant Stock or Other Warrant Stock, as the case may be. The Issuer, in any event, will pay the Issuer's own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the

                              Warrant Agreement
                              -----------------
securities to be registered on each securities exchange on which similar securities issued by the Issuer are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Issuer.

                  SECTION 6.05. Indemnification. (a) In the event of any registration of any of its securities under the Securities Act pursuant to this
Article VI, the Issuer shall, to the full extent permitted by law, indemnify and hold harmless each Seller of such securities, its directors, officers and employees, and each other Person, if any, who controls such Seller within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities or expenses ("Losses") to which such Seller or any such director, officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which there were made) not misleading, and shall reimburse such Seller or such director, officer or controlling Person for any legal or any other expenses reasonably incurred by such Seller or such director, officer or controlling Person in connection with investigating or defending any such Loss; provided that the Issuer shall not be liable in any such case to the extent that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus or amendment or supplement in reliance upon and in conformity with written information furnished by such Seller to the Issuer stating that it is for inclusion therein by such Seller; provided further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such Loss results from the fact that a current copy of the prospectus was not sent or given to the Person asserting any such Loss at or prior to the written confirmation of the sale of the securities concerned to such Person if the Issuer had prior thereto given such Seller the notice referred to in Section 6.03(g) and provided to such Seller a supplemented or amended prospectus as contemplated by Section 6.03(g), and such current copy of the prospectus would have cured the defect giving rise to such Loss. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such director, officer or controlling Person, and shall survive the transfer of such securities by such Seller.

                  (b) Each Seller of securities which are included in a registration statement hereunder, as a condition to including securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Issuer, its directors and officers and each other Person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act, against any Losses to which the Issuer or any such director, officer or controlling

                              Warrant Agreement
                              -----------------

Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Seller to the Issuer stating that it is specifically for use therein; provided, however, that the obligation to provide indemnification pursuant to this Section 6.05(b) shall be several, and not joint and several, among such Sellers on the basis of the number of securities included by each in such registration statement and the aggregate amount which may be recovered from any holder of securities pursuant to the indemnification provided for in this Section 6.05(b) in connection with any sale of securities shall be limited to the total proceeds received by such holder from the sale of such securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Issuer or any such other Person and shall survive the transfer of such securities by such Seller.

                  (c) Promptly after receipt by any Person entitled to indemnification under this Section (an "Indemnified Party") of notice of the commencement of any action, such Person shall, if a claim in respect thereof is to be made against any other Person (an "Indemnifying Party") for indemnity under this Section 6.05, notify the Indemnifying Party in writing of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party, except to the extent that the Indemnifying Party is prejudiced thereby. The Indemnifying Party may, upon being notified of such action, assume the defense thereof, with counsel satisfactory to such Indemnified Party, and, after such assumption, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 6.05 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party, in connection with the defense thereof; provided, however, that the Indemnifying Party may not assume the defense of the action, and shall remain liable to the Indemnified Party for its legal expenses of counsel and other expenses, in the event that the Indemnified Party reasonably determines that a conflict of interest may exist between the Indemnified Party and the Indemnifying Party. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement of the relevant claim or litigation without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) If the indemnification provided for in this Section 6.05 is unenforceable although available, or insufficient to hold harmless an Indemnified Party hereunder for any Losses (or actions in respect thereof) in respect of which the provisions of Section 6.05(a) or (b)

                              Warrant Agreement
                              -----------------
would otherwise apply by their terms, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such Losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Indemnifying Party on the one hand or such Indemnified Party on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection. The amount paid or payable as a result of the Losses (or actions in respect thereof) referred to above in this subsection shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  SECTION 6.06. No Other Registration Rights. The Issuer shall not hereafter, without the consent of the Required Holders, grant any registration rights to any holder of Securities in respect of such Securities if such registration rights would rank senior to, or otherwise adversely affect, the registration rights granted in this Article VI. This Section 6.06 shall not prohibit the grant of registration rights to others on a "pari passu" basis with those granted in this Article VI.

                                 ARTICLE VII

                               TAG-ALONG SALE

                  SECTION 7.01. Tag-Along Rights. (a) If at any time prior to the third anniversary of the Issuance Date any Principal Shareholder or any Related Party thereof (each a "Tag-Along Seller") shall enter into an agreement to effect, or effect or propose to effect, any sale, transfer or other disposition of Common Stock owned by such Principal Shareholder or Related Party to any other Person (a "Tag-Along Sale"), each Holder of Warrants or Warrant Stock shall have the right, but not the obligation, to participate in such Tag-Along Sale by selling up to the number of shares (on an aggregate basis) of Warrant Stock issued upon exercise of Warrants equal to the product of (i) the total number of shares (on an aggregate basis) of Common Stock proposed to be sold in the proposed Tag-Along Sale multiplied by (ii) a fraction, the numerator of which is equal to the number of shares (on an aggregate basis) of Warrant Stock owned by such Holder immediately prior to such Tag-Along Sale, and the denominator of which is equal to (A) the number of shares (on an aggregate basis) of Common Stock (and Common Stock then issuable under Options and Convertible Securities) owned by the Tag-Along Seller immediately prior to such Tag-Along Sale plus (B) the number of shares (on an aggregate basis) of Warrant Stock owned by such Holder together with the number of shares (on an aggregate basis) of Common Stock (and Common

                              Warrant Agreement
                              -----------------

Stock then issuable under Options and Convertible Securities) owned by any holder thereof who has similar "tag-along" rights and elects to exercise such rights in connection with the Tag-Along Sale, in each case immediately prior to the Tag-Along Sale. Any such sales by such Holder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Tag-Along Seller, except such Holder shall not be required to make any representations or warranties other than with respect to (x) its title to and ownership of the shares of Warrant Stock to be sold by it in such Tag-Along Sale, (y) such Holder's power and authority to effect such transfer and (z) such matters pertaining to compliance with securities law as the transferee of such Warrant Stock may reasonably require. As a condition to participating in such Tag-Along Sale, any such Holder proposing to sell Warrant Stock in such sale must exercise its Warrants to acquire Common Stock representing such Warrant Stock. No Person shall have the right to sell Warrants in any Tag-Along Sale.

                  (b) Notwithstanding the foregoing, the provisions of Sections 7.01(a) and 7.02 shall not apply to the following:

                  (I) any transfer, sale or disposition of any shares of Common Stock by any Principal Shareholder or any Related Party thereof:

                           (i) to any Related Party of such Principal
                  Shareholder (or, in the case of any such Related Party, to such Principal Shareholder), provided that prior to the consummation of such transfer, sale or disposition, the transferee (if not already party to a Joinder Agreement) shall have entered into a Joinder Agreement);

                           (ii) in connection with any tender offer or other
                  disposition of Common Stock in connection with any business combination involving the Issuer in which the Shareholders generally shall have the right to participate;

                           (iii) by gift, to trusts and family partnerships for
                  estate or charitable planning purposes, by will or as a result of inheritance laws;

                           (iv) in a registered public offering; and

                  (II) any other transfer, sale or disposition of any shares of Common Stock by any Principal Shareholder or any Related Party thereof (other than those permitted under clause (I) above); provided that the total aggregate number of shares transferred, sold or disposed of by such Principal Shareholder and its Related Parties under this clause
         (II) after the Issuance Date shall not be more than 10% of the then issued and outstanding Common Stock on a fully diluted basis.

                              Warrant Agreement
                              -----------------

                  (c) On the date of execution of this Agreement the Issuer shall deliver to the Initial Holders a joinder agreement substantially in the form attached hereto as Annex 3 (a "Joinder Agreement"), executed by each Principal Shareholder and each Related Party of such Principal Shareholder that owns Common Stock, pursuant to which such parties will agree to be bound by the provisions of this Article VII. As a condition to the validity of any sale, disposition or other transfer of any Common Stock by any Person which has executed and delivered a Joinder Agreement pursuant to this Section 7.01(c) to any other Person which, after giving effect thereto, together with its Related Parties would constitute a Principal Shareholder, such other Person (and each of its Related Parties that owns Common Stock) shall execute and deliver to the Issuer and each Holder a Joinder Agreement.

                  SECTION 7.02. Procedures. If a Tag-Along Seller is participating in a Tag-Along Sale, at least 30 days before the proposed date thereof, the Issuer shall provide each Holder of Warrants or Warrant Stock with written notice of such Tag-Along Sale (a "Tag-Along Sale Notice") setting forth in reasonable detail the consideration per share to be paid by the transferee, the number of shares to be sold and the other terms and conditions of the Tag-Along Sale. Each Holder of Warrants or Warrant Stock wishing to participate in the Tag-Along Sale shall provide written notice (a "Tag-Along Participation Notice") to such Tag-Along Seller and to the Issuer within 15 days of the date the Tag-Along Sale Notice is deemed to have been received by such Holder. The Tag-Along Participation Notice shall set forth the number of shares (on an aggregate basis) of Warrant Stock, if any, such Holder elects to include in the Tag-Along Sale. If a Holder, or Holders, of Warrants or Warrant Stock has elected to participate in a Tag-Along Sale, the Tag-Along Seller shall reduce, to the extent necessary, the number of shares of Common Stock that it is entitled to sell in the Tag-Along Sale to permit the Holder, or Holders, of Warrants or Warrant Stock to participate in the Tag-Along Sale and the Holder, or Holders, of Warrant or Warrant Stock so electing shall sell in the Tag-Along Sale such number of shares identified in its Tag-Along Participation Notice. If the Tag-Along Participation Notice is not received from a Holder within the 15-day period specified above, the Tag-Along Seller shall have the right to sell or otherwise transfer the shares of Common Stock to the proposed transferee without any participation by such Holder, but only (i) on the terms and conditions stated in the Tag-Along Sale Notice, and (ii) if the sale or transfer of such shares of Common Stock is consummated not later than 60 days after the end of such 15-day period specified above.

                  SECTION 7.03. Amendment of Article VII. No provision of this
Article VII may be amended without the written consent of each of the Principal Shareholders and its Related Parties which is subject to the requirements of this Article VII.

                                ARTICLE VIII

                               HOLDERS' RIGHTS

                              Warrant Agreement
                              -----------------

                  SECTION 8.01. Delivery Expenses. If any Holder surrenders any certificate for Warrants or Warrant Stock to the Issuer or a transfer agent of the Issuer for exchange for instruments of other denominations or registered in another name or names, the Issuer shall cause such new instruments to be issued and shall pay the cost of delivering to or from the office of such Holder from or to the Issuer or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

                  SECTION 8.02. Taxes. The Issuer shall pay all taxes (other than federal, state, local or foreign income, gross receipts, excise, severance, capital stock, franchise, profits, withholding, personal property, sales, use, transfer, registration, value added and alternative or add-on minimum taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Warrants and Warrant Stock hereunder or in connection with any modification of this Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Issuer under this Section 8.02 shall survive any redemption, repurchase or acquisition of Warrants or Warrant Stock by the Issuer, any termination of this Agreement, and any cancellation or termination of the Warrants.

                  SECTION 8.03. Replacement of Instruments. Upon receipt by the Issuer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Stock, and

                 (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the Common Stock is not at the time publicly traded and the owner of the same is any Holder or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or

                 (b) in the case of mutilation, upon surrender or cancellation thereof, the Issuer, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

                  SECTION 8.04. Indemnification. The Issuer shall indemnify and hold harmless each of the Holders and each of their respective directors, officers, employees, shareholders, Affiliates and agents (each, an "indemnified person") on demand from and against any and all losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) and expenses that arise out of, result from, or in any way relate to, any claim, proceeding or other action made, brought or threatened against an indemnified person relating to this Agreement or the Warrants, or in connection with the other transactions contemplated hereby, and to reimburse each indemnified person, upon its demand, for any reasonable legal or other expenses incurred in connection with investigating, defending or participating in the

                              Warrant Agreement
                              -----------------
defense of any such loss, claim, damage, liability, action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which any such expenses arise), other than any of the foregoing claimed by any indemnified person to the extent incurred by reason of the gross negligence or willful misconduct of such indemnified person. No indemnified person shall be responsible or liable to either the Issuer or any other Person for any damages which may be alleged as a result of or relating to this Agreement or the Warrants (other than in connection with a breach of this Agreement), or in connection with the other transactions contemplated hereby and thereby. Any claim for indemnity in connection with or relating to a registration of securities pursuant to Article VI shall be governed by Section 6.05, without regard to the provisions of this Section 8.04. No indemnified person shall consent to entry of any judgment or enter into any settlement of the relevant claim or litigation without the consent of the Issuer (such consent not to be unreasonably withheld) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Issuer of a release from all liability in respect to such claim or litigation.

                  SECTION 8.05. Inspection Rights. At any time prior to the fifth anniversary of the Issuance Date, the Issuer shall afford, and shall cause its Subsidiaries to afford, any Holder or its authorized agents, access, at reasonable times, upon reasonable prior notice, (a) to inspect the books and records of the Issuer and its Subsidiaries, (b) to discuss with management of the Issuer and its Subsidiaries the business and affairs of the Issuer and its Subsidiaries and (c) to inspect the properties of the Issuer and its Subsidiaries, subject in each case to the provisions of Section 10.12(b) of the Credit Agreement. At the request of the Issuer, if a Holder is not bound by such
Section 10.12(b), such Holder shall execute and deliver a confidentiality agreement with the Issuer on substantially the same terms as set forth in said
Section 10.12(b).

                                 ARTICLE IX

                        OTHER COVENANTS OF THE ISSUER

         The Issuer agrees with each Holder that, so long as any of the Warrants and/or Warrant Stock shall be outstanding and held by a Holder, provided that the covenants set forth below shall expire not later than the fifth anniversary of the Issuance Date:

                  SECTION 9.01. Financial Statements, Etc. The Issuer covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if it is not required to file such reports, it will, upon the request of the Required Holders, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities
Act), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Warrants or Warrant Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule

                              Warrant Agreement
                              -----------------

144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Issuer will deliver to such Holder a written statement as to whether it has complied with such information and filing requirements.

                  SECTION 9.02. Related Party Transactions. The Issuer and its Subsidiaries shall not, directly or indirectly, enter into any agreement or transaction with any stockholder owning 10% or more of the Common Stock then outstanding, officer or director of the Issuer, or any "affiliate" or "associate" of such persons (as such terms are defined in rules and regulations promulgated under the Securities Act), including, without limitation, any agreement or transaction providing for the transfer of assets to, transfer of opportunities in the Issuer's business to, rental of property from, or otherwise requiring payments to, any such person or entity, without in each case the approval of at least a majority of the members of the Board or a committee thereof duly appointed to act with respect to such matter on behalf of the Board having no interest in such agreement or transaction.

                  SECTION 9.03. Restrictions on Performance. The Issuer shall not at any time enter into an agreement or other instrument limiting in any manner its ability to perform its obligations under this Agreement or the Warrants, or making such performance or the issuance of Warrant Stock upon the exercise of any Warrant a default under any such agreement or instrument.

                  SECTION 9.04. Modification of Other Equity Documents. The Issuer shall not amend or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in any manner which would have a material adverse effect on the holders of Warrants or Warrant Stock, in each case without the prior written consent of the Required Holders. Without limiting the generality of the foregoing, the Issuer shall not amend, or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in a way which would (i) restrict the transferability of the Warrants or the Warrant Stock, (ii) restrict the transferability of the rights of any Holder in this Agreement to any transferee of all or a portion of such Holder's Warrants and/or Warrant Stock or (iii) require any consent or other approval of any Person to the exercise of the Warrants by any Holder or the issuance of Warrant Stock upon such exercise.

                  SECTION 9.05. Reservation and Authorization of Common Stock. The Issuer shall at all times reserve and keep available for issue upon the exercise or conversion of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. The Issuer shall not amend the provisions of its certificate of incorporation governing the Common Stock other than (i) to increase or decrease the number of shares of authorized capital stock (subject to the provisions of the preceding sentence) or (ii) to decrease the par value of any shares of Common Stock. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and

                              Warrant Agreement
                              -----------------
payment of the applicable Exercise Price therefor in accordance with the terms of this Warrant, shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens (other than those arising under operation of applicable securities laws).

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or which would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Issuer shall take any corporate action which is necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock free and clear of any Liens (other than those arising under operation of applicable securities laws) upon the exercise of all the Warrants immediately after the taking of such action.

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or in the Current Warrant Price per share of Common Stock, the Issuer shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  Promptly following the execution of this Agreement, the Issuer will use best efforts to list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of the Warrants, and will maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrants, and as soon as reasonably practicable following completion of each such listing the Issuer will notify the Holders thereof.

                  SECTION 9.06. Notice of Expiration Date. The Issuer shall give
                                -------------------------
to each Holder notice of the Expiration Date. Such notice may be given by the Issuer not less than 30 days but not more than 60 days prior to the Expiration Date; provided that if the Issuer fails to give timely notice, the Expiration Date will be extended to the date which is 30 days after the day on which such notice is deemed received.

                  SECTION 9.07. Documentation of Subsequent Warrants. The Issuer
                                ------------------------------------
and the Initial Holders agree that the Issuer shall document any additional warrants to purchase shares of Common Stock granted hereafter pursuant to
Section 6.12 of the Credit Agreement in substantially the same form as the Warrants issued hereunder and pursuant to a warrant agreement in substantially the same form as this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

                                  Warrant Agreement
                                  -----------------

                  SECTION 10.01. Waiver. No failure on the part of any Holder to
                                 ------
exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Warrants shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Warrant preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  SECTION 10.02. Notices. (a) All notices, requests and other
                                 -------
communications provided for herein and in the Warrants (including any waivers or consents under this Agreement and the Warrants) shall be given or made in writing, (i) to any party hereto, delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party, or (ii) to any other Person who is the registered Holder of any Warrants or Warrant Stock, to the address for such Holder as it appears in the stock or warrant ledger of the Issuer.

                  (b) All such notices, requests and other communications shall be deemed received on the date on which they are personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid, in each case given or addressed as aforesaid.

                  SECTION 10.03. Expenses, Etc. The Issuer agrees to pay or
                                 --------------
reimburse the Holders for: (a) all reasonable out-of-pocket costs and expenses of the Holders (including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase Bank and its Affiliates, but not the fees and expenses of counsel to any other Holder), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the issuance of Warrants hereunder and (ii) any amendment, modification or waiver of (or consents in respect of) any of the terms of this Agreement and/or the Warrants; and (b) all costs and expenses of the Holders (including reasonable legal fees and expenses) in connection with (i) any default by the Issuer hereunder or under the Warrants or any enforcement proceedings resulting therefrom and (ii) the enforcement of this Section 10.03.

                  SECTION 10.04. Amendments, Etc. Except as otherwise expressly
                                 ----------------
provided in this Agreement, any provision of this Agreement and any Warrant or Warrant certificate issued hereunder may be amended or modified only by an instrument in writing signed by the Issuer and the Required Holders; provided
                                                                     --------
that (a) the consent of the holders of any class of Warrant Stock or Warrants shall not be required with respect to any amendment or waiver which does not affect the rights or benefits of such class under this Agreement, and (b) no such amendment or waiver shall, without the written consent of all Holders of such Warrant Stock and Warrants at the time outstanding, amend this Section 10.04.

                                  Warrant Agreement
                                  -----------------

                  SECTION 10.05.  Successors and Assigns.  This Agreement shall
                                  ----------------------
 be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  SECTION 10.06. Survival. All representations and warranties
                                 --------
made by the Issuer herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Holders and shall survive the issuance of the Warrants or the Warrant Stock regardless of any investigation made by or on behalf of the Holders. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the Issuer hereunder. All representations and warranties made by the Holders herein shall be considered to have been relied upon by the Issuer and shall survive the issuance to the Holders of the Warrants or the Warrant Stock regardless of any investigation made by the Issuer or on its behalf.

                  SECTION 10.07. Specific Performance. Damages in the event of
                                 --------------------
breach of this Agreement by a Holder or the Issuer would be difficult, if not impossible, to ascertain, and it is therefore agreed that each Holder and the Issuer, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each Holder and the Issuer hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude the Holders or the Issuer from pursuing any other rights and remedies at law or in equity which the Holders or the Issuer may have.

                  SECTION 10.08. Captions. The captions and section headings
                                 --------
appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  SECTION 10.09. Counterparts. This Agreement may be executed in
                                 ------------
any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

                  SECTION 10.10. Governing Law. This Agreement shall be governed
                                 -------------
by, and construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof, except to the extent that New York conflicts of laws principles would apply the Delaware General Corporation Law to matters relating to corporations organized thereunder.

                  SECTION 10.11. Severability. If any provision of this
                                 ------------
Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations

                                  Warrant Agreement
                                  -----------------
of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  SECTION 10.12. Entire Agreement. This Agreement supersedes all
                                 ----------------
prior discussions and agreements between the parties with respect to the subject matter hereof and, together with the Warrants, contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                  SECTION 10.13. Rights of Holders of Warrants. Nothing herein
                                 -----------------------------
or in any Warrant shall be construed as conferring upon any Holder of Warrants in its capacity as such (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as a Shareholder in respect of meetings of Shareholders or the election of directors of the Issuer or any other matter, or any rights whatsover as Shareholders.

                                  Warrant Agreement
                                  -----------------

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Agreement as of the date first above written.

                                               CHART INDUSTRIES, INC.

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Chart Industries, Inc.
                                               5885 Landerbrook Dr.
                                               Suite 150
                                               Mayfield Heights, OH 44124
                                               Attention: Chief Financial
                                               Officer

                                  Warrant Agreement
                                  -----------------

                                               INITIAL HOLDERS
                                               ---------------

                                               JPMORGAN CHASE BANK

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               JP Morgan Chase Bank
                                               270 Park Avenue, 20th Floor
                                               New York, New York 10017

                                  Warrant Agreement
                                  -----------------

                                               NATIONAL CITY BANK

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               National City Bank
                                               1900 East Ninth Street - Loc.
                                               2083
                                               Cleveland, OH 44114-3484

                                  Warrant Agreement
                                  -----------------

                                               BANK ONE, MICHIGAN

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Bank One NA
                                               IL1-0631
                                               1 Bank One Plaza
                                               Chicago, IL 60670

                                               Attn: Gaye Plunkett

                                  Warrant Agreement
                                  -----------------

                                               VAN KAMPEN PRIME RATE INCOME
                                               TRUST

                                               By: Van Kampen Advisory
                                               Investment Corp.

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Van Kampen
                                               One Parkview Plaza
                                               Oakbrook Terrace, IL 60181

                                               Attn: Brian Buscher

                                               -and-

                                               State Street Bank & Trust
                                               Corporate Trust Department
                                               P.O. Box 778
                                               Boston, MA 02102

                                               Attn: Anne Chlebnik

                                  Warrant Agreement
                                  -----------------

                                               SENIOR DEBT PORTFOLIO

                                               By: Boston Management and
                                               Research,
                                                   as Investment Advisor

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Senior Debt Portfolio
                                               c/o Boston Management and
                                               Research
                                               255 State Street, 6th Floor
                                               Boston, MA 02109

                                  Warrant Agreement
                                  -----------------

                                               U.S. BANK NATIONAL ASSOCIATION

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Greg Wilson
                                               U.S. Bank
                                               U.S. Bancorp Center
                                               800 Nicollet Mall
                                               Minneapolis, MN 55402

                                  Warrant Agreement
                                  -----------------

                                               UNION BANK OF CALIFORNIA, N.A.

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Union Bancal Equities
                                               Attention: Corinne Heyning, V.P.
                                               445 South Figueroa Street, 21st
                                               Floor
                                               Los Angeles, CA 90071
                                               (213) 236-6566

                                  Warrant Agreement
                                  -----------------

                                               FLEET NATIONAL BANK

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               John J. Quintal
                                               FleetBoston Financial Corp.
                                               175 Federal St., 10th Floor
                                               Boston, MA 02110

                                  Warrant Agreement
                                  -----------------

                                               GENERAL ELECTRIC CAPITAL
                                               CORPORATION

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Amanda J. vanHeyst
                                               General Electric Capital
                                               Corporation
                                               6 High Ridge Park, Building 6C
                                               Stamford, CT 06927

                                               -and-

                                               Jordan Dickstein
                                               UBS Paine Webber
                                               1285 Avenue of the Americas
                                               20th Floor
                                               New York, NY 10019-6028

                                  Warrant Agreement
                                  -----------------

                                               HARRIS TRUST AND SAVINGS BANK

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Lending Services
                                               111 W. Monroe
                                               17W
                                               Chicago, IL 60603

                                  Warrant Agreement
                                  -----------------

                                               THE HUNTINGTON NATIONAL BANK

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               David F. Isler
                                               Senior Vice President
                                               Huntington National Bank
                                               41 S. High Street
                                               HC 0733
                                               Columbus, OH 43215

                                  Warrant Agreement
                                  -----------------

                                               ENDEAVOUR, LLC
                                                 by PPM America, Inc, its
                                                 attorney-in-fact

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               PPM America, Inc.
                                               225 W. Wacker Drive
                                               Suite 1200
                                               Chicago, IL 60606

                                  Warrant Agreement
                                  -----------------

                                               CITIZENS BANK OF MASSACHUSETTS

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Citizens Bank of Massachusetts
                                               53 State Street / MBS 970
                                               Boston, MA 02109

                                               Telephone: 617-994-7135
                                               Fax: 617-742-9471

                                  Warrant Agreement
                                  -----------------

                                               BANK AUSTRIA CREDITANSTALT
                                               CORPORATE FINANCE, INC.

                                               By___________________________

                                                  Name:
                                                  Title:

                                               By___________________________
                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               HVB Credit Advisors -
                                               Special Asset Advisory
                                               150 East 42nd Street
                                               New York, NY 10017-6707

                                  Warrant Agreement
                                  -----------------

                                               FIRST MERIT BANK N.A.

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               FirstMerit Bank
                                               101 W. Prospect
                                               Suite 350
                                               Cleveland, OH 44115

                                               Attn: J. Neumann

                                  Warrant Agreement
                                  -----------------

                                               KEYBANK NATIONAL ASSOCIATION

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Attn: Nadine Eames
                                               OH-01-27-0504
                                               127 Public Square
                                               Cleveland, OH 44114-1306

                                  Warrant Agreement
                                  -----------------

                                               KZH RIVERSIDE LLC

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Virginia Conway
                                               KZH RIVERSIDE LLC
                                               c/o JPMorgan Chase Bank
                                               140 East 45th Street 11th Floor
                                               New York, NY 10017
                                               Tel: 212-622-9353
                                               Fax: 212-622-0123
                                               E-Mail: virginia.r
                                               conway@jpmorgan.com

                                  Warrant Agreement
                                  -----------------

                                               KZH STERLING LLC

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Virginia Conway KZH
                                               STERLING LLC c/o JPMorgan
                                               Chase Bank 140 East 45th
                                               Street 11th Floor New York,
                                               NY 10017 Tel: 212-622-9353
                                               Fax: 212-622-0123
                                               E-Mail: virginia.r
                                               conway@jpmorgan.com

                                  Warrant Agreement
                                  -----------------

                                               KZH CYPRESSTREE - 1 LLC

                                               By___________________________

                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               -------------------

                                               Virginia Conway
                                               KZH CypressTree-1 LLC
                                               c/o JPMorgan Chase Bank
                                               140 East 45th Street 11th Floor
                                               New York, NY 10017
                                               Tel: 212-622-9353
                                               Fax: 212-622-0123
                                               E-Mail: virginia.r
                                               conway@jpmorgan.com

                              Warrant Agreement
                              -----------------

                                                     J.P. MORGAN SECURITIES
                                                     INC., as agent for JPMorgan
                                                     Chase Bank

                                                     By

                                                       -------------------------

                                                        Name:
                                                        Title:

                                                     Address for Notices:
                                                     -------------------

                                                     Vincent Catiis
                                                     1 Chase Manhattan Plaza
                                                     8th Floor
                                                     New York, NY 10081

                              Warrant Agreement
                              -----------------

                                                                   Schedule 2.02


                           Allocation of Warrants
                           ----------------------

Each Initial Holder (or its Affiliate or nominee) shall receive Warrants to purchase that number of Stock Units set forth below opposite such Initial Holder's (or its Affiliate's or nominee's) name:

------------------------------------------------------ ----------------------
INITIAL HOLDER                                         NUMBER OF STOCK UNITS
------------------------------------------------------ ----------------------
JPMORGAN CHASE BANK                                    113,544
------------------------------------------------------ ----------------------
NATIONAL CITY BANK                                     112,254
------------------------------------------------------ ----------------------
BANK ONE, NA                                           97,722
------------------------------------------------------ ----------------------
VAN KAMPEN PRIME RATE INCOME TRUST                     123,417
------------------------------------------------------ ----------------------
SENIOR DEBT PORTFOLIO                                  92,009
------------------------------------------------------ ----------------------
U.S. BANK NATIONAL ASSOCIATION                         85,558
------------------------------------------------------ ----------------------
UNION BANCAL EQUITIES, INC.                            73,907
------------------------------------------------------ ----------------------
FSC CORP.                                              64,706
------------------------------------------------------ ----------------------
GE CAPITAL CFE, INC.                                   69,007
------------------------------------------------------ ----------------------
NORM & CO.                                             62,556
------------------------------------------------------ ----------------------
THE HUNTINGTON NATIONAL BANK                           64,706
------------------------------------------------------ ----------------------
ENDEAVOUR, LLC                                         62,556
------------------------------------------------------ ----------------------
CITIZENS FINANCIAL GROUP, INC.                         64,706
------------------------------------------------------ ----------------------
BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.     41,704
------------------------------------------------------ ----------------------
FIRSTMERIT BANK, N.A.                                  53,868
------------------------------------------------------ ----------------------
KEYBANK NATIONAL ASSOCIATION                           41,704
------------------------------------------------------ ----------------------

                    Schedule 2.02 to Warrant Agreement
                    ----------------------------------

KZH RIVERSIDE LLC                                      46,004
------------------------------------------------------ ----------------------
KZH STERLING LLC                                       46,004
------------------------------------------------------ ----------------------
KZH CYPRESSTREE - 1 LLC                                23,002
------------------------------------------------------ ----------------------
JPMORGAN CHASE BANK                                    14,597
------------------------------------------------------ ----------------------
                                                       TOTAL:  1,353,531
------------------------------------------------------ ----------------------

                    Schedule 2.02 to Warrant Agreement
                    -------------------------------------

                                                                Schedule 3.07(a)

                 Existing Convertible Securities and Options

1.  Convertible Securities and/or Options:
    --------------------------------------

a. Warrants held by Chase Manhattan Bank to purchase an aggregate of 10,742 shares of Common Stock.

b. Warrants held by CIT Group/Equity Investments, Inc. to purchase an aggregate of 12,434 shares of Common Stock.

c. Warrants held by the holders party to the Warrant Agreement dated as of June 28, 2002, to purchase an aggregate of 513,559 shares of Common Stock.

d.   Rights under the Rights Agreement.

2.  Options:
    --------
                                                            Shares Subject to
                                                            -----------------
         Plan                                              Outstanding Options
         ----                                              -------------------
a.   Key Employees Stock Option Plan and
     Second Amended and Restated 1997 Stock Option
     and Incentive Plan                                            1,535,931

b.   2000 Executive Incentive Stock Option Plan                      324,166

c.   1994 Stock Option Plan for Outside Directors                      4,500

d.   1995 Stock Option Plan for Outside Directors                      7,500

e.   1996 Stock Option Plan for Outside Directors                    236,250

f.   Rights under the Rights Agreement.

3.  Amended and Restated Voluntary Deferred Income Plan:  75,037 shares
    ---------------------------------------------------

4.  Commitments to issue securities:
    -------------------------------

a. Contingent commitment to issue warrants to purchase an aggregate of 1,000,000 shares of Common Stock pursuant to the Indemnification and Warrant Purchase Agreement, dated April 12, 1999, between the Issuer, MVE Holdings, Inc. and each of the former members of MVE Investors, LLC.

                    Schedule 3.07(a) to Warrant Agreement
                    -------------------------------------

b. Contingent commitment to issue warrants to purchase shares of Common Stock pursuant to Section 6.12 of the Credit Agreement.

c. Contingent and non-contingent commitments to issue securities pursuant to the Issuer's 401(k) Investment and Savings Plan, 1996 Stock Option Plan for Outside Directors and Amended and Restated 1997 Stock Bonus Plan.

d. Customary offers before the date hereof to grant Options to employees in connection with an offer of employment.

e.   Obligations to issue securities under the Rights Agreement.

                    Schedule 3.07(a) to Warrant Agreement
                    -------------------------------------

                                                                Schedule 3.07(b)

                          Existing Registration Rights
                          ----------------------------

1. Registration rights granted to Chase Manhattan Bank and The CIT Group/Equity Investments, Inc. pursuant to the Registration Rights Agreement, dated August 30, 1991, among Cryenco Holdings, Inc, The CIT Group/Equity Investments, Inc. and Chemical Bank.

2. Registration rights granted to the former members of MVE Investors LLC pursuant to the Warrant Agreement, dated as of April 12, 1999, between the Issuer and the parties thereto.

                    Schedule 3.07(b) to Warrant Agreement
                    -------------------------------------

                                                   Annex 1 to Warrant Agreement

                               [Form of Warrant]

                                    WARRANT

         THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF SEPTEMBER 30, 2002 (THE "WARRANT AGREEMENT") BETWEEN CHART INDUSTRIES, INC., A DELAWARE CORPORATION (THE "ISSUER"), AND THE HOLDERS PARTY THERETO FROM TIME TO TIME AS MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH RESTRICTIONS HAVE LAPSED OR BEEN FULFILLED, RELEASED OR WAIVED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

No. of Stock Units Covered Hereby: [__]                          Warrant No. [_]

                                    WARRANT

                          to Purchase Common Stock of

                             CHART INDUSTRIES, INC.

                  THIS IS TO CERTIFY THAT [___________], or its registered assigns (the "Holder"), is entitled to purchase in whole or in part from time to time from CHART INDUSTRIES, INC., a Delaware corporation (the "Issuer"), at any time prior to 5:00 p.m., New York time, on the third anniversary of the date hereof (as it may be extended pursuant to Section


                                     Warrant
                                     -------

9.06 of the Warrant Agreement, the "Expiration Date"),[____] Stock Units at a purchase price of $0.898 per Stock Unit (the "Exercise Price"), subject to the terms and conditions hereinbelow provided. All capitalized terms unless otherwise defined herein shall have the meanings set forth in the Warrant Agreement.

         On and after the date hereof and until 5:00 p.m., New York time, on the Expiration Date, the Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by delivering to the Issuer:

                  (a) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased (the "Exercise Notice");

                  (b) payment of the aggregate Exercise Price for the number of Stock Units as to which this Warrant is being exercised (payable as set forth below); and

                  (c)      this Warrant.

                  The Exercise Price shall be payable (a) in cash or by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to the account of the Issuer, (b) by delivery (or causing to be delivered) to the Issuer of Loans held by the Holder (or any of its Affiliates) and outstanding under, and the Note, if any, evidencing the same issued pursuant to, the Credit Agreement (provided that, if such Holder (or any such Affiliate or Affiliates) shall hold both Term Loans and Revolving Credit Loans, such Loans so delivered by such Holder shall consist of a ratable portion of the Term Loans and Revolving Credit Loans held by such Holder and/or its Affiliates; and any such Loans so delivered shall deemed to be paid for purposes of the Credit Agreement, with such payment in the case of such Term Loans being applied in inverse order of the maturity thereof), with such securities being credited against the Exercise Price in an amount equal to the aggregate principal amount of such Loans (plus unpaid and accrued interest) so delivered, or (c) by delivery of this Warrant Certificate to the Issuer for cancellation in accordance with the following formula: in exchange for the number of shares of Common Stock issuable on the exercise of the Warrants that are being exercised at such time, the Holder shall receive such number of shares of Common Stock as is equal to the product of (i) the number of shares of Common Stock issuable upon exercise of the Warrants being exercised at such time multiplied by (ii) a fraction, the numerator or which is the Current Market Value per share of Common Stock at such time minus the Exercise Price per share of Common Stock at such time, and the denominator of which is the Current Market Value per share of Common Stock at such time. Such Exercise Notice shall be substantially in the form of Exhibit A hereto. Upon receipt thereof, the Issuer shall, as promptly as practicable and in any event within 5 Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of shares of Warrant Stock and other securities issuable upon such exercise and any other property to which the Holder is entitled.

                  The certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of


                                     Warrant
                                     -------
the Holder or such other name or names as shall be designated in such Exercise Notice. Such certificate or certificates shall be deemed to have been issued and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of Warrant Stock, including, to the extent permitted by law, the right to vote Warrant Stock or to consent or to receive notice as a Shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Issuer as aforesaid, and all taxes required to be paid by the Holder, if any, pursuant to the Warrant Agreement, prior to the issuance of Stock Units have been paid. If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of the certificate or certificates representing Warrant Stock and other securities, execute and deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

                  The Issuer shall not be required to issue a fractional amount of Warrant Stock upon exercise of this Warrant. As to any fraction of a share of Warrant Stock which the Holder would otherwise be entitled to purchase upon such exercise, the Issuer shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Value per share of Warrant Stock on the date of exercise.

                  If reasonably requested by the Issuer in connection with the exercise of this Warrant, the Holder shall deliver to the Issuer a certification of taxpayer identification number or similar form so requested by the Issuer.

                  This Warrant shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof, except to the extent that New York conflicts of laws principles would apply the Delaware General Corporation Law to matters relating to corporations organized thereunder.

                                     Warrant
                                     -------

                  IN WITNESS WHEREOF, the Issuer has duly executed this Warrant.

Dated:  September 30, 2002

                                            CHART INDUSTRIES, INC.

                                            By ________________________

                                                Name:

                                                Title:

Attest:

------------------

Secretary

                                     Warrant
                                     -------

                                                           Exhibit A to Warrant

                                FORM OF EXERCISE
                                ----------------

                (To be executed by the registered holder hereof)

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of [___] Stock Units of CHART INDUSTRIES, INC., a Delaware corporation, and herewith makes payment therefor [in cash, as provided in clause (a) of the third paragraph of this Warrant] [by delivery of any Loans, as provided in clause (b) of the third paragraph of this Warrant] [by delivery of the Warrant Certificate(s) for cancellation in accordance with the formula provided in clause (c) of the third paragraph of this Warrant], all at the price and on the terms and conditions specified in this Warrant, and requests that certificates for the shares of Common Stock be issued in accordance with the instructions given below, and, if such Stock Units shall not include all of the Stock Units to which the Holder is entitled under this Warrant, that a new Warrant of like tenor and date for the unpurchased balance of the Stock Units issuable hereunder be delivered to the undersigned.

Dated: _____________, 200_

                                        ---------------------------------

                                        (Signature of Registered Holder)

Instructions for issuance and

registration of Common Stock:

--------------------------------

Name of Registered Holder

(please print)

Social Security or Other Identifying

Number: _________________________

Please deliver certificate to

the following address:

------------------------------------

                Street


                                Form of Exercise
                                ----------------

------------------------------------

        City, State and Zip Code

                                Form of Exercise
                                ----------------

                                                   Annex 2 to Warrant Agreement

                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered holder hereof)

                  FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant and the related Warrant Agreement with respect to the number of shares of Warrant Stock covered thereby set forth hereinbelow unto:

Name of Assignee          Address           Number of Stock Units
-----------------------------------------------------------------

Dated: ____________, 200_

                                                 -------------------------------

                                                 Signature of Registered Holder

                                                 -------------------------------

                                                 Name of Registered Holder

                                                 (Please Print)

Witness:

-------------------


                               Form of Assignment
                               ------------------

                                                   Annex 3 to Warrant Agreement

                           [Form of Joinder Agreement]

         JOINDER AGREEMENT, dated as of [_______], 200[_] between CHART INDUSTRIES, INC., a Delaware corporation (the "Issuer"), and the other parties
                                               ------
signatories hereto (this "Joinder Agreement").
                          -----------------

         A. Reference is made to that certain Warrant Agreement dated as of September 30 2002 (as modified and supplemented and in effect from time to time, the "Warrant Agreement"), between the Issuer and the Initial Holders. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Warrant Agreement; and

         B. Section 7.01(c) of the Warrant Agreement requires that the Issuer shall deliver to the Initial Holders this Joinder Agreement executed by the Issuer, each Principal Shareholder and each Related Party thereof that owns Common Stock.

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees that:

         1. The undersigned: (a) is delivering this Joinder Agreement pursuant to Section 7.01(c) of the Warrant Agreement and (b) acknowledges receipt of a copy of the Warrant Agreement.

         2. The undersigned hereby agrees to be bound by the provisions of
Article VII of the Warrant Agreement (but no other provisions thereof).

         IN WITNESS WHEREOF, the undersigned has signed this Joinder Agreement as of the date first above written.

                                            [________________]

                                            By:______________________

                                                  Name:

                                                  Title:


                           Form of Joinder Agreement
                           -------------------------

Acknowledged and Agreed to as

of the date first above written:

CHART INDUSTRIES, INC.

By:____________________________

      Name:

      Title:


                            Form of Joinder Agreement
                            -------------------------